Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events
Subsequent Events

23. Subsequent Events

On March 7, 2018, the Group granted 831,245 Restricted Share Units to certain director, executive officers and employees pursuant to the 2016 Share Incentive Plan. In addition, the Group granted Ordinary Share Units with 906,949 Class A ordinary shares through its employee incentive platform to certain executive officers and employees at nil subscription consideration. These grants vested immediately upon grant.

On March 7, 2018, the board of directors approved a special dividend of US$0.20 per ADS for 2017, to be paid to shareholders of record as of the close of business on March 23, 2018.